Hartford Life Insurance Company Separate Account Two:

333-101923	The Director Select (Series III and IIIR)
333-101944	The Director Select Plus (Series II and IIR)
333-101950	Director Select Outlook (Series II and IIR)
333-91925	The Director Select Plus (Series I and IR)
333-39612	The Director Select Outlook (Series I and IR)
033-73570	The Director Select (Series I)

Hartford Life and Annuity Insurance Company Separate Account One:

333-69487	The Director Select (Series II and IIR)
333-91933	The Director Select Plus (Series I and IR)
333-39620	The Director Select Outlook (Series I and IR)
333-101951	Director Select Outlook (Series II and IIR)
033-73568	The Director Select (Series I)

Annual Product Information Notice Dated

May 1, 2008 to the Prospectus Dated May 1, 2007

Annual Product Information Notice

Dated May 1, 2008

Effective April 30, 2008, we will no longer file updated prospectuses and/or statements of additional information (“SAI”) for your variable annuity with the Securities and Exchange Commission. This Annual Product Information Notice updates information regarding your variable annuity.  Please keep this Notice for future reference.

Fund Data

Effective May 1, 2008, the following funds are added as additional investment options:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford HLS Series Fund II, Inc.
Hartford LargeCap Growth HLS Fund	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford MidCap Growth HLS Fund	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford SmallCap Value HLS Fund	Capital appreciation	HL Investment Advisors, LLC Sub-advised by Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc.

Hartford Series Fund, Inc.
Hartford Global Equity HLS Fund	Seeks long term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Effective May 30, 2008, the following name change will take place:

•                  Evergreen VA Balanced Fund will change its name to the Evergreen VA Diversified Capital Builder Fund.

Distribution Arrangements

For the fiscal year ended December 31, 2007, In-Bound Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $162.2 million (excluding indirect benefits received by offering HLS Funds as investment options), $15.8 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $66.4 million ((excluding corporate-sponsorship related perquisites) or approximately 0.06% based on average assets), respectively.

Legal Matters

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Miscellaneous

Information Regarding Tax-Qualified Retirement Plans, Section 6 is amended to include the following:

The required minimum distribution (RMD) amount for each year is determined generally by dividing the account balance by the applicable life expectancy.  This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year.  The RMD rules also contain a minimum benefit rule which may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse.  RMDs also can be made in the form of annuity payments that satisfy the rules set forth in regulations under the Code relating to RMDs, including incidental benefit restrictions.

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